                                                                Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of President Casinos, Inc. (the "Company") on Form 10-K for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Connelly, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 28, 2003                  /s/ John E. Connelly
                                    ------------------------------------------
                                     John E. Connelly
                                     Chief Executive Officer of
                                     President Casinos, Inc.